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                                WARRANT AGREEMENT

                                     BETWEEN

                              NU-KOTE HOLDING, INC.

                                       AND

                               THE WARRANTHOLDERS






                    ---------------------------------------
                            DATED AS OF JULY 31, 1997



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                                WARRANT AGREEMENT


     WARRANT AGREEMENT (the "Agreement") dated as of July 31, 1997, between Nu-kote Holding, Inc., a Delaware corporation (the Company"), and each of the persons listed on the signature pages hereto (the "Warrantholders").

                                    RECITALS:

     The Company proposes to issue and deliver its warrant certificates to the Warrantholders (the "Warrant Certificates") evidencing Warrants to purchase up to an aggregate of 1,704,763 shares, subject to adjustment as provided herein, of its Common Stock. Each such Warrant will entitle the registered owner thereof to purchase one Stock Unit, subject to adjustment as provided herein.

     In consideration of the foregoing and for the purpose of defining the terms and provisions of the Warrants and the respective rights and obligations thereunder of the Company and the record holders of the Warrants, the Company and each of the Warrantholders hereby agrees as follows:

1.   DEFINITIONS.

     As used in this Agreement, the following terms shall have the following meanings:

     ADDITIONAL SHARES OF COMMON STOCK: All shares of Common Stock issued by the Company after the date of this Agreement other than Underlying Common Stock.

     AFFILIATE: Of any Person, any person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person.
 For purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     BUSINESS DAY: Any day excluding Saturday, Sunday and any day which either is a legal holiday under the laws of either the State of Texas or the State of New York or is a day on which banking institutions located in either state are authorized or required by law or other governmental action to close.

     COMMON STOCK: The Class A Common Stock, par value $.01 per share, of the Company and any other capital stock of the Company into which such Common Stock may be converted or reclassified or that may be issued in respect of, in exchange for, or in substitution of, such Common Stock by reason of any stock splits, stock dividends, distributions, mergers, consolidations or other like events.

     COMPANY: Nu-kote Holding, Inc., a Delaware corporation, and its successors and assigns.

     CONVERTIBLE SECURITIES: Evidences of indebtedness, shares of stock or other securities that are convertible into or exchangeable, with or without payment of additional consideration in cash or property, for Additional Shares of Common Stock, either immediately or upon the arrival of a specified date or the happening of a specified event.

     CURRENT MARKET PRICE: Per share of Common Stock, on any date herein specified, shall be deemed to be (i) the average of the daily market prices (determined as set forth in the next sentence), if any, for 30 consecutive Business Days commencing 45 Business Days before such date; or (ii) in the


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event that there is not a public market in the Common Stock and a Majority of
Holders shall, at their option, request such appraisal, the appraised value thereof as determined by an investment banking firm selected by the Company and acceptable to such Holders. The market price for each such Business Day shall be (a) the average of the last sale prices on such day on all domestic stock exchanges on which the Common Stock may then be listed; or (b) if no sales take place on such day on any such exchange, the average of the closing bid and asked prices on such as officially quoted on such exchanges; or (c) if the Common Stock is not then listed or admitted to trading on any domestic stock exchange, the average of the reported bid and asked prices on such day in the over-the-counter market, as furnished by the National Quotation
Bureau, Inc. or, if such firm at the time is not engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business and selected by the Company or, if there is no such firm, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Company.

     CURRENT WARRANT PRICE: Per share of Common Stock, at any date herein specified, the amount equal to the quotient resulting from dividing the applicable purchase price per Stock Unit provided for in this Agreement, as in effect on such date, by the number of shares (including any fractional share) of Common Stock comprising a Stock Unit on such date, but in no event shall the Current Warrant Price be less than the par value of the Common Stock.

     EMPLOYEE OPTIONS: Options granted after the date hereof to purchase in the aggregate up to 1,088,765 shares of Common Stock to employees of the Company or any of its subsidiaries.

     EXCHANGE ACT:  The Securities Exchange Act of 1934, as amended.

     EXPIRATION DATE:  July 31, 2002.

     HOLDERS: From time to time, the registered holders of the Warrants and, unless otherwise provided or indicated herein, the beneficial owners of shares of Underlying Common Stock.

     INITIAL HOLDERS:  The Holders of the Warrants as of the date hereof.

     MAJORITY OF HOLDERS: Holders of Warrants representing at least 50.1% in the aggregate of the Underlying Common Stock.

     NEW COMMON STOCK:  Shares of Common Stock newly issued by the Company.

     OTHER SECURITIES: Any stock and other securities of the Company (other than the Common Stock) or of any other Person that the Holder of this Warrant shall become entitled to receive upon exercise of a Warrant.

     PERSON: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     SEC:  The Securities and Exchange Commission, or any successor agency.

     STOCKHOLDERS:  The holders of all outstanding shares of Common Stock.

     STOCK UNIT: Shall mean with respect to the Warrants, one share of Common Stock, as such stock was constituted on the date hereof, and thereafter, in either case, shall mean such number of shares (including any fractional share) of such stock as shall result from the adjustments specified in


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

Section 5 hereof.

     UNDERLYING COMMON STOCK: The shares of Common Stock issuable or issued upon the exercise of the Warrants.

     WARRANT CERTIFICATES: The meaning set forth in the preamble to this Agreement.

     WARRANTS: Those certain Warrants to purchase initially up to an aggregate of 1,704,763 shares of Common Stock, subject to adjustment, substantially in the form of Exhibit A attached hereto.

2.   ORIGINAL ISSUE OF WARRANTS.

     2.1 FORM OF WARRANT CERTIFICATES. The Warrant Certificates representing Warrants shall be in registered form only and substantially in the forms attached hereto as Exhibit A, shall be dated the date on which signed by the Company and may have such legends and endorsements typed, stamped, printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation pursuant thereto or with any rule or regulation of any securities exchange on which the Warrants may be listed, or to conform to usage, including, without limitation, the following legend:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED TO THE REGISTERED OWNER IN RELIANCE UPON WRITTEN REPRESENTATION THAT THESE SECURITIES HAVE BEEN TAKEN FOR INVESTMENT. THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY SHALL HAVE BEEN RECEIVED BY THE COMPANY TO THE EFFECT THAT SUCH SALE, TRANSFER OR ASSIGNMENT WILL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS THEREUNDER, AND OTHER APPLICABLE STATE SECURITIES LAWS.

     Pending the preparation of definitive Warrant Certificates, temporary Warrant Certificates may be issued, which may be printed, lithographed, typewritten, mimeographed or otherwise produced, and which will be substantially of the tenor of the definitive Warrant Certificates in lieu of which they are issued.

     If temporary Warrant Certificates are issued, the Company will cause definitive Warrant Certificates to be prepared without unreasonable delay.
After the preparation of definitive Warrant Certificates, the temporary Warrant Certificates shall be exchangeable for definitive Warrant Certificates upon surrender of the temporary Warrant Certificates to the Company, without charge to the Holder. Until so exchanged, the temporary Warrant Certificates shall in all respects be entitled to the same benefits under this Agreement as definitive Warrant Certificates.

     2.2 EXECUTION AND DELIVERY OF WARRANT CERTIFICATES. Warrant Certificates evidencing Warrants to purchase initially an aggregate of up to 1,704,763 shares of New Common Stock may be executed, on or after the date of this Agreement, by the Company, and the Company shall thereupon deliver such Warrant Certificates upon the written order and at the direction of the Company to the respective Persons entitled thereto. The Warrant Certificates shall be executed on behalf of the Company by its Chairman of the Board, Chief Executive Officer or President or by any of its Vice


                                          -3-
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Presidents, either manually or by facsimile signature printed thereon.  In case any officer of the Company whose signature shall have been placed upon any of the Warrant Certificates shall cease to be such officer of the Company before issue and delivery thereof, such Warrant Certificates may, nevertheless, be issued and delivered with the same force and effect as though such person had not ceased to be such officer of the Company.

3.   EXERCISE PRICE; EXERCISE OF WARRANTS GENERALLY.

     3.1 EXERCISE PRICE. Each Warrant Certificate shall entitle the Holder thereof, subject to the provisions of this Agreement, to receive one Stock Unit for each Warrant represented thereby at the price of $3.57 per Stock Unit (the "Exercise Price").

     3.2 EXERCISE OF WARRANTS. Subject to the terms and conditions set forth herein, the Warrants shall be exercisable at any time or from time to time on or after the date hereof and prior to the Expiration Date.

     3.3 EXPIRATION OF WARRANTS. The Warrants shall terminate and become void as of the close of business on the Expiration Date. The Company shall give notice not less than 90, and not more than 120, days prior to the Expiration Date to the Holders of all then outstanding Warrants to the effect that the Warrants will terminate and become void as of the close of business on the Expiration Date.

     3.4 METHOD OF EXERCISE. In order to exercise a Warrant or to sell a Warrant to the Company, the Holder thereof must surrender the Warrant Certificate evidencing such Warrant to the Company, with one of the forms on the reverse of or attached to the Warrant Certificate duly executed.

     If fewer than all the Warrants represented by a Warrant Certificate are surrendered, such Warrant Certificate shall be surrendered and a new Warrant Certificate of the same tenor and for the number of Warrants that were not surrendered shall be executed by the Company. The Company shall sign the new Warrant Certificate, register it in such name or names as may be directed in writing by the Holder and deliver the new Warrant Certificate to the Person or Persons entitled to receive the same.

     Upon surrender of a Warrant Certificate in conformity with the foregoing provisions, the Company shall transfer to the Holder of such Warrant Certificate appropriate evidence of ownership of any shares of Underlying Common Stock, or other securities or property (including any money) to which the Holder is entitled, registered or otherwise placed in, or payable to the order of, such name or names as may be directed in writing by the Holder, and shall deliver such evidence of ownership and any other securities or property (including any money) to the Person or Persons entitled to receive the same, together with an amount in cash in lieu of any fraction of a share as provided in Section 5.3 hereof.

4.   DISSOLUTION, LIQUIDATION OR WINDING UP.

     If, prior to the Expiration Date, the Company or any other Person shall propose a voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, the Company shall give written notice thereof to the Holders of Warrants, at the earliest practicable time, but in no event less than 30 days prior to the date on which such transaction is expected to become effective or, if earlier, the record date for such transaction.


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5.   ADJUSTMENTS AND DISTRIBUTIONS WITH RESPECT TO THE WARRANTS.

     5.1 ANTIDILUTION PROVISIONS. The Exercise Price and the number of shares of New Common Stock constituting a Stock Unit shall be subject to adjustment from time to time as set forth below:

          (a)  ADJUSTMENT FOR STOCK DIVIDENDS, SUBDIVISIONS AND COMBINATIONS.
     If at any time, or from time to time after the date hereof, the holders of Common Stock (or Other Securities) shall have received, or (on or after the record date fixed for determination of Stockholders eligible to receive same) shall have become entitled to receive, without payment therefor:

               (i) other or additional stock or other securities or property (other than cash) by way of dividends; or

               (ii) other or additional stock or other securities or property by way of stock split, spin-off, split-up, recapitalization, reclassification, combination of shares, or similar corporate rearrangement, other than additional shares of Common Stock (or Other Securities) or Convertible Securities or any rights or options to acquire any of the foregoing, adjustments in respect of which are provided for in paragraph (d) of this Section 5, then in each such case the holder of this Warrant, upon the exercise hereof, shall be entitled to receive the amount of stock and other securities and property which such Holder would hold on the date of such exercise if on the date of this Warrant (the "Original Issue Date") it had been the holder of record of the number of shares of Common Stock called for on the face of this Warrant and had thereafter, during the period from the Original Issue Date to and including the date of such exercise, retained such shares and all other or additional stock and other securities and properties receivable by it as aforesaid during such period, giving effect to all adjustments called for during such period by subparagraphs
     (c) and (d) of this Section 5.

          (b) ADJUSTMENT FOR CASH DIVIDENDS OR DISTRIBUTIONS. If at any time, or from time to time, after the date hereof, the Holders of the Common Stock (or Other Securities) shall have received, or (on or after the record date fixed for determination of Stockholders eligible to receive same) shall have become entitled to receive, any cash paid or payable (including, without limitation, by way of dividends) then, in each such case, the Current Warrant Price of each Warrant shall be reduced by an amount equal to the amount of cash each Holder would receive or would be entitled to receive if such Warrant had been exercised immediately prior to the date of such cash distribution (or immediately prior to the record date fixed for determination of Stockholders eligible to receive the same).

          (c) ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION, MERGER, ETC. In case of any reorganization of the Company (or any other issuer of Other Securities) after the Original Issue Date, or in case, after such date, the Company (or such other issuer) shall transfer all or substantially all of its properties or assets to or consolidate with or merge into any other person (corporate or otherwise), then and in each such case the Holder of this Warrant, upon the exercise hereof, at any time after the consummation of such reorganization, conveyance, consolidation or merger, shall be entitled to receive, in lieu of the Common Stock (or Other Securities) issuable upon such exercise prior to such consummation, the stock and Other Securities or properties (including cash) to which such Holder would have been entitled upon

                                          -5-
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     such consummation, if such Holder had so exercised this  Warrant immediately prior thereto, all subject to further adjustments thereafter as provided in subparagraphs (a) and (d); in each such case, the terms of this Warrant shall be applicable to the shares of Common Stock and Other Securities receivable upon the exercise of this Warrant after such consummation, and shall be binding upon the issuer thereof.

          (d) ADJUSTMENT FOR ISSUE OR SALE OF COMMON STOCK AT LESS THAN FAIR VALUE.

               (i) ADJUSTMENT OF EXERCISE PRICE. In the event the Company shall issue or sell any shares of Common Stock or Other Securities for a consideration per share less than the Current Market Price in effect immediately prior to the time of such issue or sale, the Exercise Price shall be reduced by multiplying the then existing Exercise Price by a fraction the numerator of which is (A) the sum of (x) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the applicable Current Market Price immediately prior to such issue or sale PLUS (y) consideration received by the Company upon such issue or sale, DIVIDED BY (B) the total number of shares of Common Stock outstanding immediately after such issue or sale, and the denominator of which shall be the Current Market Price immediately prior to such issue or sale. For purposes of this subparagraph, the date as of which the Current Market Price shall be computed shall be the earlier of the date upon which the Company shall either enter into a firm contract for the issuance of such shares, or issue such shares.

               (ii) ADJUSTMENT OF NUMBER OF SHARES PURCHASABLE. Upon any adjustment of the Exercise Price as provided in subparagraph (d)(i) above, the Holder shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares of Common Stock (calculated to the nearest 1/100th of a share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock purchasable hereunder immediately prior to such adjustment, and dividing the product thereof by the Exercise Price resulting from such adjustment.

               (iii) ISSUANCE OF RIGHTS, OPTIONS OR WARRANTS. In case at any time the Company shall grant (whether directly or by assumption in a merger or otherwise) or issue any rights to subscribe for or to purchase, or any option for the purchase of, Common Stock or Convertible Securities (other than Employee Options), whether or not such rights or options or warrants or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such rights or options or warrants or upon conversion or exchange of such Convertible Securities (determined by dividing (a) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options or warrants, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of such rights or options or warrants, plus in the case of such rights or options or warrants which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by
          (b) the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or warrants or upon the conversion or exchange of all such rights or options or warrants) shall be less than the Current Market Price existing immediately prior to the time of the granting thereof, then the number of shares of Common Stock constituting a Stock Unit and the


                                          -6-
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          respective Exercise Price shall be adjusted as provided in subsections (d)(i) and (d)(ii) above, on the basis that the maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon conversion or exchange at the maximum amount of such Convertible Securities issuable upon the exercise of such rights or options shall be deemed to be outstanding and to have been issued for such price per share. Adjustments of the Exercise Price shall be made upon the actual issue of such Common Stock or, with respect to Convertible Securities, upon exercise of such rights or options or warrants or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities. For purposes of this subparagraph
          (iii), the date on which the Current Market Price shall be computed shall be the earlier of the date upon which the Company shall either enter into a firm contract for the issuance of such rights or other options, or issue such rights or other options.

               (iv) ISSUANCE OF CONVERTIBLE SECURITIES. In case the Company shall in any manner issue or sell (whether directly or by assumption in a merger or otherwise) any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which shares of Common Stock are issuable upon such conversion or exchange shall be less than the Current Market Price existing immediately prior to the time of such issue or sale, then the number of shares of Common Stock constituting a Stock Unit and the respective Exercise Price shall be adjusted as provided in subsections (d)(i) and (d)(ii) above on the basis that the maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall (as of the date for the determination of the Current Market Price as hereinafter provided) be deemed to be outstanding and to have been issued for such price per share; provided, however (1) no further adjustments of the Exercise Price or the number of shares of Common Stock for which this Warrant is exercisable shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities, and
          (2) if any such issue or sale of such Convertible Securities is made upon exercise of any rights to subscribe for or to purchase or any option to purchase any such Convertible Securities for which adjustments of the Exercise Price have been or are to be made pursuant to other provisions of this Section 5, no further adjustment of the Exercise Price or the number of shares of Common Stock for which the Warrant is exercisable shall be made by reason of such issue or sale. The price per share for which shares of Common Stock are issuable upon conversion or exchange shall be determined by dividing (x) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (y) the total maximum number of shares of Common Stock, issuable upon the conversion or exchange of all Convertible Securities. For purposes hereof, the date on which the Current Market Price of Common Stock shall be computed shall be the earlier of the date upon which either the Company shall enter into a firm contract for the issuance of such Convertible Securities, or the date such Convertible Securities are actually issued.

          (e) RIGHTS OFFERINGS. In the event the Company shall effect an offering of Common Stock or Other Securities pro rata among its Stockholders, the Holder shall be entitled, at its option, to elect to participate in each and every offering as though this Warrant had been exercised and the Holder were, at the time of any such rights offering, then a holder of that number of shares of Common Stock to which the Holder is then entitled on the exercise hereof.


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          (f)  DISTRIBUTIONS TO HOLDERS.  In the event the Company shall make any distribution of its assets (other than cash) or any debt securities or any rights, options or warrants to purchase assets (other than cash) or debt securities of the Company, the Holder of each Warrant shall be entitled to receive, at the time of such distribution, such non-cash assets or debt securities as such Holder would have been entitled to receive if such Warrant had been exercised immediately prior to such distribution (or immediately prior to the record date fixed for determination of Stockholders eligible to receive the same).

          (g)  OTHER PROVISIONS APPLICABLE TO ADJUSTMENTS.

               (i) ADJUSTMENTS NOT REQUIRED. In the event any adjustment of the Exercise Price pursuant to this Section 5 shall result in an adjustment of less than one percent (1%) of the Exercise Price in effect immediately preceding such adjustment, no adjustment shall be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment, subject to the provisions of this subsection (g)(i).

               (ii) DETERMINATION OF CONSIDERATION. Any stock dividends or distributions of securities shall be deemed to have been issued or sold without consideration. If any shares of Common Stock, or Convertible Securities or any rights or options to purchase same shall be issued for a consideration other than cash, the amount of the consideration other than cash shall be deemed to be the fair market value on the date of issuance of the securities, as determined in good faith by the board of directors of the Company. Any securities issued in connection with any merger and consolidation in which the Company is a surviving corporation shall be valued at the fair market value thereof on the date of issue, as determined in good faith by the board of directors of the Company. In the event of any merger or consolidation of the Company in which the Company is not the surviving corporation or in the event of the sale of all or substantially all the assets of the Company, stock or other securities of any other corporation, the Company shall be deemed to have issued a number of shares of its Common Stock for stock or securities of the other corporation, computed on the basis of the actual exchange ratio on which the transaction was predicated, for a consideration equal to the fair market value on the date of such transaction of such stock or securities of the other corporation.

               (iii) CERTIFICATE OF ADJUSTMENT. Upon any adjustment of the Exercise Price or the number of shares of Common Stock constituting a Stock Unit, a certificate signed by the President or any Vice President of the Company setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated, shall be mailed (by certified mail, return receipt requested, postage prepaid) to the Holder specifying the adjusted Exercise Price and the number of shares of Common Stock purchasable on exercise of this Warrant after giving effect of the adjustment of such number of shares pursuant to Section 5 hereof.

          (h) OTHER ACTION AFFECTING COMMON STOCK. If at any time or from time to time the Company shall take any action affecting its Common Stock, other than an action described in any of the foregoing subsections (a) through
     (g) and in this Section 5, then, unless in the opinion of the board of directors of the Company such action will not have a materially adverse effect upon the rights of the Holders of the Warrants, the number of shares of New Common Stock, constituting a Stock Unit, or the purchase price thereof, shall be adjusted in such manner and at such time as the board of directors of the Company may in good faith determine to be equitable in the circumstances.

          (i) CERTAIN ADJUSTMENT EVENTS. Anything herein to the contrary notwithstanding, the Company agrees not to enter into any transaction that would cause an adjustment of the Current Warrant Price per share to an amount that is less than the par value per share of the Common Stock.

     5.2 STATEMENT ON WARRANTS. Irrespective of any adjustment in the number or kind of shares issuable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

     5.3 FRACTIONAL INTEREST. The Company may, but shall not be required to issue fractional shares of Common Stock on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same Holder, the number of full shares of Common Stock which shall be issuable upon such exercise thereof shall be computed on the basis of the aggregate number of shares of Common Stock purchasable on exercise of the Warrants so presented. If any fraction of a share of Common Stock would, except for the provisions of this Section 5.3, be issuable on the exercise of any Warrant (or specified portion thereof), the Company may, in lieu of issuing fractional shares, at its option, but it shall have no obligation to do so, pay an amount in cash calculated by it to be equal to the then Current Market Value per share of Common Stock multiplied by such fraction computed to the nearest whole cent.

6.   WARRANT TRANSFER BOOKS.

     The Warrant Certificates shall be issued in registered form only. The Company shall cause to be kept a register in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Warrant Certificates and of transfers or exchanges of Warrant Certificates as herein provided.

     At the option of the Holder, Warrant Certificates may be exchanged at such office, upon payment of the charges hereinafter provided. Whenever any Warrant Certificates are so surrendered for exchange, the Company shall execute and deliver the Warrant Certificates that the Holder making the exchange is entitled to receive.

     All Warrant Certificates issued upon any registration of transfer or exchange of Warrant Certificates shall be the valid obligations of the Company, evidencing the same obligations, and entitled to the same benefits under this Agreement, as the Warrant Certificates surrendered for such registration of transfer or exchange.

     Every Warrant Certificate surrendered for registration of transfer or exchange shall (if so required by the Company) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company, duly executed by the Holder thereof or his attorney duly authorized in writing. Before any disposition is made of any Warrant, or any part thereof, by sale, gift, pledge or otherwise, the Holder thereof shall deliver to the Company written notice describing briefly the manner of such proposed disposition. No such disposition shall be made unless and until (i) the Holder shall have furnished to the Company an opinion of counsel in form and substance satisfactory to the Company to the effect that such proposed disposition does not require registration pursuant to the Securities Act of 1933, as amended, and the Company shall have advised the holder in writing that such opinion of counsel is satisfactory to the Company, or (ii) an appropriate registration statement with respect to the Warrants shall have been declared effective by the SEC. Any attempted transfer of any Warrants without compliance with the foregoing requirement shall be null and void.

     No service charge shall be made for any registration of transfer or exchange of Warrant Certificates. The Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Warrant Certificates.

     Any Warrant Certificate when duly endorsed in blank shall be deemed negotiable and when a Warrant Certificate shall have been so endorsed, the Holder thereof may be treated by the Company and all other persons dealing therewith as the absolute owner thereof for any purpose and as the person entitled to exercise the rights represented thereby, or to the transfer thereof on the register of the Company, any notice to the contrary notwithstanding; but until such transfer on such register, the Company may treat the registered Holder thereof as the owner for all purposes.

7.   WARRANT HOLDERS.

     7.1 VOTING RIGHTS. Prior to the exercise of the Warrants, no Holder of a Warrant Certificate, as such, shall be entitled to any rights of a stockholder of the Company, including, without limitation, the right to vote, to consent or to exercise any preemptive right, except as may be specifically provided for herein.

     7.2 RIGHT TO APPROVE RECLASSIFICATION. Notwithstanding the foregoing, the Holders of the Warrants shall be entitled to vote on any proposed recapitalization or reclassification of the Common Stock if such recapitalization or reclassification would, notwithstanding Sections 5 and 6 hereof, adversely affect, in any manner, the Holders of the Warrants. In such event, any such proposed recapitalization or reclassification shall require the approval of a Majority of Holders.

     7.3 RIGHT OF ACTION. All rights of action in respect of this Agreement are vested in the Holders of the Warrants, and any Holder of any Warrant, without the consent of the Warrant Agent or the Holder of any other Warrant, may, in such Holder's own behalf and for such Holder's own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company suitable to enforce, or otherwise in respect of, such Holder's right to exercise such Holder's Warrants in the manner provided in this Agreement.

8.   COVENANTS OF THE COMPANY.

     8.1 RESERVATION OF STOCK FOR ISSUANCE ON EXERCISE OF WARRANTS. The Company covenants that it will at all times reserve and keep available, free from pre-emptive rights, out of its authorized but unissued Common Stock solely for the purpose of issuance upon exercise of Warrants as herein provided, such number of shares of Common Stock as shall then be issuable upon the exercise of all outstanding Warrants. The Company covenants that all shares of Common Stock which shall be so issuable shall, upon such issuance, be duly and validly issued and fully paid and nonassessable.

     8.2 NOTICES TO HOLDERS. If the Company shall propose (a) to pay any dividend payable in stock of any class to the holders of its Common Stock or to make any other distribution to the holders of its Common Stock; (b) to offer to the holders of its Common Stock rights to subscribe for or to purchase any Convertible Securities or Additional Shares of Common Stock, Other Securities or shares of stock of any class or any other securities, rights or options; (c) to effect any reclassification of its Common Stock; (d) to effect any capital reorganization; (e) to effect any consolidation, merger or sale, transfer or other disposition of all or substantially all its property, assets or business;
(f) to effect the
liquidation, dissolution or winding up of the Company; or (g) to hold a special meeting of the holders of its Common Stock (a "Stockholders'
Meeting"), then in each such case, the Company shall give to each Holder of a Warrant, in accordance with Section 9.5 hereof, a notice of such proposed action. Such notice (i) shall specify the date on which a record is to be taken for the purposes of such stock dividend, distribution or rights or the date on which such reclassification, reorganization, consolidation, merger, sale, transfer, disposition, liquidation, dissolution or winding up is to take place and the date of participation therein by the holders of Common
Stock, if any such date is to be fixed, and (ii) shall set forth such facts as shall be reasonably necessary to indicate the effect of such action on the Common Stock, the number and kind of any other shares of stock that will constitute a Stock Unit and the purchase price or prices thereof after giving effect to any adjustment that will be required as a result of such action.
Such notice shall be given, in the case of any action covered by clause (a) or (b) above, at least 30 days prior to the record date for determining holders of the Common Stock for purposes of such action and, in the case of any action covered by clauses (c) through (g), at least 30 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of Common Stock, whichever shall be the earlier. The Company will allow each Holder of Warrants to attend any Stockholders'
Meeting held during the terms of this Agreement.

     8.3  REPORTS TO HOLDERS.

          (a) The Company will supply without cost to each Holder within 15 days after the Company is required to file the same with the SEC, copies of the annual reports and quarterly reports which the Company may be required to file with the SEC pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act.

          (b) If the Company is not required to file with the SEC such reports and other information and documents referred to in Section 8.3(a) hereof, the Company shall supply without cost to each Holder of the Warrants (i) within 90 days after the end of each fiscal year, annual reports containing substantially the information required to be contained in Form 10-K promulgated under the Exchange Act, or substantially the same information required to be contained in any successor form, (ii) within 45 days after the end of each of the first three fiscal quarters of each fiscal year, quarterly reports containing substantially the information required to be contained in Form 10-Q promulgated under the Exchange Act, or substantially the same information required to be contained in any successor form, and
     (iii) promptly from time to time after the occurrence of an event required to be therein reported, such other reports containing information required to be contained in Form 8-K promulgated under the Exchange Act, or substantially the same information required to be contained in any successor form. The Company shall also make such reports available to Holders upon their request.

9.   MISCELLANEOUS.

     9.1 MONEY AND OTHER PROPERTY. Any moneys, securities or other property which at any time shall be held by the Company pursuant to this Agreement shall be set over in trust for the purpose for which such moneys, securities or other property shall have been held; but such moneys, securities or other property need not be segregated from other funds, securities or other property, except to the extent required by law. The Company shall distribute any money held by it for payment and distribution to the Holders by mailing by first-class mail a check in such amount as is appropriate, to each such Holder at the address shown on the Warrant register of the Company, or as it may be otherwise directed in writing by such Holder, upon surrender of such Holder's Warrants or shares of Underlying Common Stock, as the case may be.

     9.2 PAYMENT OF TAXES. The Company shall pay all taxes and other governmental charges that may be imposed on the Company or on the Warrants or on any securities deliverable upon exercise of Warrants with respect thereto. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Common Stock or other securities underlying the Warrants or payment of cash to any Person other than the Holder of a Warrant Certificate surrendered upon the exercise of a Warrant, and in case of such transfer, the Company shall not be required to issue any stock certificate or pay any cash until such tax or charge has been paid or it has been established to the Company's satisfaction that no such tax or other charge is due.

     9.3 SURRENDER OF CERTIFICATES. Any Warrant Certificate surrendered for exercise shall be surrendered to the Company and all Warrant Certificates surrendered shall be promptly cancelled by the Company and shall not be reissued by the Company.

     9.4 MUTILATED, DESTROYED, LOST AND STOLEN WARRANT CERTIFICATES. If (a) any mutilated Warrant Certificate is surrendered to the Company or (b) the Company receives evidence to its satisfaction of the destruction, loss or theft of any Warrant Certificate, and there is delivered to the Company such security or indemnity as may be required by it to save it harmless, then, in the absence of notice to the Company that such Warrant Certificate has been acquired by a bona fide purchaser, the Company shall execute and deliver, in exchange for any such mutilated Warrant Certificate or in lieu of any such destroyed, lost or stolen Warrant Certificate, a new Warrant Certificate of like tenor and for a like aggregate number of Warrants.

     Upon the issuance of any new Warrant Certificate under this Section 9.4, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and other expenses (including the reasonable fees and expenses of counsel to the Company) in connection therewith.

     Every new Warrant Certificate executed and delivered pursuant to this
Section 9.4 in lieu of any destroyed, lost or stolen Warrant Certificate shall constitute an original contractual obligation of the Company, whether or not the destroyed, lost or stolen Warrant Certificate shall be at any time enforceable by anyone, and shall be entitled to the benefits of this Agreement equally and proportionately with any and all other Warrant Certificates duly executed and delivered hereunder.

     The provisions of this Section 9.4 are exclusive and shall preclude (to the extent lawful) all other rights or remedies with respect to the replacement of mutilated, destroyed, lost or stolen Warrant Certificates.

     9.5 NOTICES. Any notice, demand or delivery authorized by this Agreement shall be sufficiently given or made when mailed if sent by first-class mail, postage prepaid, addressed to any Holder of a Warrant at such Holder's address shown on the register of the Company and to the Company as follows:

If to the Company:       Nu-kote Holding, Inc.
                         17950 Preston Road, Suite 690
                         Dallas, Texas  75252
                         Attn:  Secretary


With a copy to:          Nu-kote Holding, Inc.
                         17950 Preston Road, Suite 690
                         Dallas, Texas  75252

                         Attn:  General Counsel


or such other address as shall have been furnished to the party giving or making such notice, demand or delivery.

     9.6 APPLICABLE LAW. This Agreement and each Warrant issued hereunder and all rights arising hereunder shall be governed by the laws of the State of Texas.

     9.7 PERSONS BENEFITING. This Agreement shall be binding upon and inure to the benefit of the Company and its successors, assigns, beneficiaries, executors and administrators, and the Holders from time to time of the Warrants and their respective successors, assigns, beneficiaries, executors and administrators. Nothing in this Agreement is intended or shall be construed to confer upon any Person, other than the Company and the Holders of the Warrants, any right, remedy or claim under or by reason of this Agreement or any part hereof.

     9.8 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together constitute one and the same instrument.

     9.9 AMENDMENTS. The Company may, without the consent of the Holders of the Warrants, by supplemental agreement or otherwise, make any changes or corrections in this Agreement that it shall have been advised by counsel (a) are required to cure any ambiguity or to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein or (b) add to the covenants and agreements of the Company for the benefit of the Holders, or surrender any rights or power reserved to or conferred upon the Company in this Agreement; PROVIDED, that, in each case, such changes or corrections shall not adversely affect the interests of the Holders in any material respect.

     9.10 HEADINGS. The descriptive headings of the several Sections of this Agreement are inserted for convenience and shall not control or affect the meaning or construction of any of the provisions hereof.

     9.11 ENTIRE AGREEMENT. This Agreement, together with the Warrant Certificates and the Registration Rights Agreement referenced herein, shall constitute the entire agreement of the Company and the Holders with respect to the subject matter hereof.

10.  AGREEMENT REGARDING REGISTRATION RIGHTS.

     Concurrently with the original issuance of the Warrants to the Initial Holders thereof, the Company and the Initial Holders have entered into a Registration Rights Agreement (the "Registration Rights Agreement") granting the Initial Holders (and certain of their permitted successors and assigns) certain registration rights with respect to the Warrants and the Underlying Common Stock. The terms of the Registration Rights Agreement are incorporated by reference in this Agreement as fully as if the same were set forth herein. A copy of the Registration Rights Agreement is on file and available for inspection at the principal offices of the Company, and a copy of the Registration Rights Agreement will be furnished, free of charge, to any Holder hereof upon written request to the Company.

DA972030201
073197 v9
111:9766-391

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                              NU-KOTE HOLDING, INC.


                              By:
                                   ------------------------------------------
                                   Name:
                                        -------------------------------------
                                   Title:
                                        -------------------------------------

   Initial Holders:       NATIONSBANK OF TEXAS, N.A.



                              By:
                                 -------------------------------------------
                                   Name:
                                        ------------------------------------
                                   Title:
                                        ------------------------------------

                              Notice Address:

                              NationsBank of Texas, N.A.
                              901 Main Street, 66th Floor
                              Dallas, Texas 75202
                              Attention:  William E. Livingstone, IV
                                          Senior Vice President

                              BARCLAYS BANK PLC



                              By:
                                  ------------------------------------------
                                   Name:
                                        ------------------------------------
                                   Title:
                                        ------------------------------------

                              Notice Address:

                              Barclays Bank PLC
                              75 Wall Street, 12th Floor
                              New York, New York 10265
                              Attention:Ronald E. Spitzer

                              COMMERZBANK AKTIENGESELLSCHAFT
                              ATLANTA AGENCY


                              By:
                                  ------------------------------------------
                                   Name:
                                        ------------------------------------
                                   Title:
                                        ------------------------------------

                              Notice Address:

                              Commerzbank Aktiengesellschaft
                              Atlanta Agency
                              Promenade Two, Suite 3500
                              1230 Peachtree Street, N.E.
                              Atlanta, Georgia 30309
                              Attention:  Harry P. Yergey

                              CREDIT LYONNAIS, NEW YORK BRANCH


                              By:
                                  ------------------------------------------
                                   Name:
                                        ------------------------------------
                                   Title:
                                        ------------------------------------

                              Notice Address:

                              Credit Lyonnais
                              1301 Avenue of the Americas, 18th Floor
                              New York, New York 10019
                              Attention:  Alan Sidrane

                              THE FIRST NATIONAL BANK OF CHICAGO


                              By:
                                  ------------------------------------------
                                   Name:
                                        ------------------------------------
                                   Title:
                                        ------------------------------------

                              Notice Address:

                              The First National Bank of Chicago
                              One First National Plaza, Mail Suite 0088
                              Chicago, Illinois 60670-0088
                              Attention:  Richard A. Peterson

                              SOCIETE GENERALE


                              By:
                                  ------------------------------------------
                                   Name:
                                        ------------------------------------
                                   Title:
                                        ------------------------------------

                              Notice Address:

                              Societe Generale
                              Trammell Crow Center, Suite 4800
                              2001 Ross Avenue
                              Dallas, Texas 75201
                              Attention:  Richard M. Lewis

                              FIRST AMERICAN NATIONAL BANK


                              By:
                                  ----------------------------------

                                  Name:
                                        ----------------------------

                                  Title:
                                         ---------------------------

                              Notice Address:

                              First American National Bank
                              4th & Union Street AA-0310, 10th Floor
                              Nashville, Tennessee 37238
                              Attention: Zachry F. Martin

                              DEUTSCHE BANK, A.G., NEW YORK BRANCH
                              AND/OR CAYMAN ISLAND BRANCH


                              By:
                                  ----------------------------------

                                  Name:
                                        ----------------------------

                                  Title:
                                         ---------------------------


                              By:
                                  ----------------------------------

                                  Name:
                                        ----------------------------

                                  Title:
                                         ---------------------------

                              Notice Address:

                              Deutsche Bank, A.G., New York Branch
                              and/or Cayman Islands Branch
                              31 West 52nd Street, 24th Floor
                              New York, New York 10019
                              Attention: Ralf Hoffmann

                              ABN AMRO BANK, N.V.


                              By:
                                  ----------------------------------

                                  Name:
                                        ----------------------------

                                  Title:
                                         ---------------------------


                              By:
                                  ----------------------------------

                                  Name:
                                        ----------------------------

                                  Title:
                                         ---------------------------

                              Notice Address:

                              ABN AMRO Bank, N.V.
                              10 E. 53rd Street, 37th Floor
                              New York, New York 10022
                              Attention: Ronald O. Drake

                                                                       EXHIBIT A

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED TO THE REGISTERED OWNER IN RELIANCE UPON WRITTEN REPRESENTATION THAT THESE SECURITIES HAVE BEEN TAKEN FOR INVESTMENT. THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY SHALL HAVE BEEN RECEIVED BY THE COMPANY TO THE EFFECT THAT SUCH SALE, TRANSFER OR ASSIGNMENT WILL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS THEREUNDER, AND OTHER APPLICABLE STATE SECURITIES LAWS.

THE STOCK ISSUABLE UPON EXERCISE OF THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY SHALL HAVE BEEN RECEIVED BY THE COMPANY TO THE EFFECT THAT SUCH SALE, TRANSFER OR ASSIGNMENT WILL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS THEREUNDER AND OTHER APPLICABLE SECURITIES LAWS.

                      FORM OF FACE OF WARRANT CERTIFICATE

                       WARRANTS TO PURCHASE STOCK UNITS
                           OF NU-KOTE HOLDING, INC.



                                                         Certificate for
                                                                         -------

No.                                                                     Warrants
    -----


     This certifies that _________________, or registered assigns, is the registered holder of the number of warrants set forth above. Each Warrant entitles the holder thereof (a "Holder"), subject to the provisions contained herein and in the Warrant Agreement referred to below, to receive from Nu-kote Holding, Inc., a Delaware corporation (the "Company"), one Stock Unit of the Company at the exercise price of $3.57 per Stock Unit. This Warrant Certificate shall terminate and become void as of the close of business on July 31, 2002 (the "Expiration Date").

     This Warrant Certificate is issued under and in accordance with the Warrant Agreement, dated as of July 31, 1997 (the "Warrant Agreement"), between the Company and the Warrantholders (as such term is defined in the Warrant Agreement) and is subject to the terms and provisions contained in the Warrant Agreement, to all of which terms and provisions the Holder of this Warrant Certificate consents by acceptance hereof. The Warrant Agreement is hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Warrant Agreement for a full statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company and the Holders of the Warrants.

     As provided in the Warrant Agreement and subject to the terms and conditions therein set forth, the Warrants shall be exercisable on or prior to the Expiration Date at any time or from time to time on or after the date hereof.

     The number of shares of Common Stock constituting a Stock Unit is subject to adjustment as provided in the Warrant Agreement.

     All shares of Common Stock issuable by the Company upon the exercise of Warrants shall, upon such issuance, be duly and validly issued and fully paid and nonassessable.

     In order to exercise a Warrant, the registered holder hereof must surrender this Warrant Certificate at the office of the Company, with the Exercise Subscription Form on the reverse hereof duly executed by the Holder hereof, with signature guaranteed as therein specified.

     The Company shall pay all taxes and other governmental charges that may be imposed on the Company or on the Warrants or on any securities deliverable upon exercise of Warrants. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Common Stock or other securities underlying the Warrants or payment of cash to any person other than the Holder of a Warrant Certificate surrendered upon the exercise of a Warrant, and in case of such transfer, the Company shall not be required to issue any stock certificate or pay any cash until such tax or other charge has been paid or it has been established to the Company's satisfaction that no such tax or other charge is due.

     This Warrant Certificate and all rights hereunder are transferable by the registered holder hereof, in whole or in part, on the register of the Company, upon surrender of this Warrant Certificate for registration of transfer at the office of the Company duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, duly executed by the Holder hereof or his attorney duly authorized in writing, with signature guaranteed as specified in the attached Form of Assignment. Upon any partial transfer, the Company will issue and deliver to such holder a new Warrant Certificate or Certificates with respect to any portion not so transferred.

     No service charge shall be made for any registration of transfer or exchange of the Warrant Certificates, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Each taker and holder of this Warrant Certificate by taking or holding the same, consents and agrees that this Warrant Certificate when duly endorsed in blank shall be deemed negotiable and that when this Warrant Certificate shall have been so endorsed, the holder hereof may be treated by the Company and all other persons dealing with this Warrant Certificate as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, or to the transfer hereof on the register of the Company, any notice to the contrary notwithstanding, but until such transfer on such register, the Company may treat the registered Holder hereof as the owner for all purposes.

     This Warrant Certificate and the Warrant Agreement are subject to amendment as provided in the Warrant Agreement.

     All terms used in this Warrant Certificate that are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

     Copies of the Warrant Agreement are on file at the office of the Company and may be obtained by writing to the Company at the following address: 17950 Preston Road, Suite 690, Dallas, Texas 75252, Attention: Secretary.

     This Warrant Certificate shall not be valid for any purpose until it shall have been countersigned by the Warrant Agent.

Dated:                      , 199    .
       ---------------------     ----

                                       NU-KOTE HOLDING, INC.


                                       By:
                                           ------------------------------

                                          Name:
                                                -------------------------

                                          Title:
                                                 ------------------------

                      FORM OF REVERSE OF WARRANT CERTIFICATE
                           EXERCISE SUBSCRIPTION FORM
                   (To be executed only upon exercise of Warrant)


To:
    -------------------------


     The undersigned irrevocably exercises ___________________ of the Warrants for the purchase of one Stock Unit of Nu-kote Holding, Inc., for each Warrant represented by the Warrant Certificate, on the terms and conditions specified in the within Warrant Certificate and the Warrant Agreement therein referred to, surrenders this Warrant Certificate and all right, title and interest therein to _____________________ and directs that the shares of New Common Stock deliverable upon the exercise of such Warrants be registered or placed in the name and at the address specified below and delivered thereto.

Date:                 ,         .
      ----------------  --------

                                                                             (1)
                                                 -------------------------------
                                                 (Signature of Owner)

                                                 -------------------------------
                                                 (Street Address)

                                                 -------------------------------
                                                 (City)       (State) (Zip Code)


                                                 Signature Guaranteed by:


                                                 -------------------------------



--------------------
(1) The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a national bank or trust company or by a member firm of any national securities exchange.

Securities and/or check to be issued to:



     Please insert social security or identifying number:



     Name:



     Street Address:



     City, State and Zip Code:



Any unexercised Warrants evidenced by the within Warrant Certificate to be issued to:



     Please insert social security or identifying number:



     Name:



     Street Address:



     City, State and Zip Code:

                               FORM OF ASSIGNMENT

     FOR VALUE RECEIVED the undersigned registered holder of the within Warrant Certificate hereby sells, assigns, and transfers unto the Assignee(s) named below (including the undersigned with respect to any Warrants constituting a part of the Warrants evidenced by the within Warrant Certificate not being assigned hereby) all of the right of the undersigned under the within Warrant Certificate, with respect to the number of Warrants set forth below.

                                      Social Security
                                         or other
                                        identifying
 Names of                                number of            Number of
Assignee(s)           Address           Assignee(s)           Warrants
-----------           -------         ---------------         ---------



and does hereby irrevocably constitute and appoint ____________________________ the undersigned's attorney to make such transfer on the books of Nu-kote Holdings, Inc. maintained for that purpose, with full power of substitution in the premises.

Date:                  ,      .
      -----------------  -----

                                                                             (1)
                                                 -------------------------------
                                                 (Signature of Owner)

                                                 -------------------------------
                                                 (Street Address)

                                                 -------------------------------
                                                 (City)       (State) (Zip Code)


                                                 Signature Guaranteed by:


                                                 -------------------------------



--------------------
(1) The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a national bank or trust company or by a member firm of any national securities exchange.

                               TABLE OF CONTENTS


1.   DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
     Additional Shares of Common Stock . . . . . . . . . . . . . . . . . . .   1
     Affiliate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
     Business Day. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
     Common Stock. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
     Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
     Convertible Securities. . . . . . . . . . . . . . . . . . . . . . . . .   2
     Current Market Price. . . . . . . . . . . . . . . . . . . . . . . . . .   2
     Current Warrant Price . . . . . . . . . . . . . . . . . . . . . . . . .   2
     Employee Options. . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
     Exchange Act. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
     Expiration Date . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
     Holders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
     Initial Holders . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
     Majority of Holders . . . . . . . . . . . . . . . . . . . . . . . . . .   3
     New Common Stock. . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
     Other Securities. . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
     Person. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
     SEC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
     Stockholders. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
     Stock Unit. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
     Underlying Common Stock . . . . . . . . . . . . . . . . . . . . . . . .   3
     Warrant Certificates. . . . . . . . . . . . . . . . . . . . . . . . . .   3
     Warrants. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3

2.   ORIGINAL ISSUE OF WARRANTS. . . . . . . . . . . . . . . . . . . . . . .   3
     2.1   Form of Warrant Certificates. . . . . . . . . . . . . . . . . . .   3
     2.2   Execution and Delivery of Warrant Certificates. . . . . . . . . .   4

3.   EXERCISE PRICE; EXERCISE OF WARRANTS GENERALLY. . . . . . . . . . . . .   4
     3.1   Exercise Price. . . . . . . . . . . . . . . . . . . . . . . . . .   4
     3.2   Exercise of Warrants. . . . . . . . . . . . . . . . . . . . . . .   4
     3.3   Expiration of Warrants. . . . . . . . . . . . . . . . . . . . . .   5
     3.4   Method of Exercise. . . . . . . . . . . . . . . . . . . . . . . .   5

4.   DISSOLUTION, LIQUIDATION OR WINDING UP. . . . . . . . . . . . . . . . .   5

5.   ADJUSTMENTS AND DISTRIBUTIONS WITH RESPECT TO THE
     WARRANTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
     5.1   Antidilution Provisions . . . . . . . . . . . . . . . . . . . . .   5
           (a)  Adjustment For Stock Dividends, Subdivisions
                and Combinations . . . . . . . . . . . . . . . . . . . . . .   5
           (b)  Adjustment For Cash Dividends or Distributions . . . . . . .   6
           (c)  Adjustment For Reorganization, Consolidation,
                Merger, etc. . . . . . . . . . . . . . . . . . . . . . . . .   6
           (d)  Adjustment For Issue or Sale of Common Stock at
                Less Than Fair Value . . . . . . . . . . . . . . . . . . . .   7
           (e)  Rights Offerings . . . . . . . . . . . . . . . . . . . . . .   9
           (f)  Distributions to Holders . . . . . . . . . . . . . . . . . .   9
           (g)  Other Provisions Applicable to Adjustments . . . . . . . . .   9


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

                               TABLE OF CONTENTS
                                 (continued)

           (h)  Other Action Affecting Common Stock. . . . . . . . . . . . .  10
           (i)  Certain Adjustment Events. . . . . . . . . . . . . . . . . .  10
     5.2   Statement on Warrants.  . . . . . . . . . . . . . . . . . . . . .  10
     5.3   Fractional Interest . . . . . . . . . . . . . . . . . . . . . . .  10

6.   WARRANT TRANSFER BOOKS. . . . . . . . . . . . . . . . . . . . . . . . .  11

7.   WARRANT HOLDERS . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
     7.1   Voting Rights . . . . . . . . . . . . . . . . . . . . . . . . . .  12
     7.2   Right to Approve Reclassification . . . . . . . . . . . . . . . .  12
     7.3   Right of Action . . . . . . . . . . . . . . . . . . . . . . . . .  12

8.   COVENANTS OF THE COMPANY. . . . . . . . . . . . . . . . . . . . . . . .  12
     8.1   Reservation of Stock for Issuance on Exercise of Warrants . . . .  12
     8.2   Notices to Holders. . . . . . . . . . . . . . . . . . . . . . . .  12
     8.3   Reports to Holders. . . . . . . . . . . . . . . . . . . . . . . .  13

9.   MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
     9.1   Money and Other Property Deposited with the Warrant Agent . . . .  14
     9.2   Payment of Taxes. . . . . . . . . . . . . . . . . . . . . . . . .  14
     9.3   Surrender of Certificates . . . . . . . . . . . . . . . . . . . .  14
     9.4   Mutilated, Destroyed, Lost and Stolen Warrant Certificates. . . .  14
     9.5   Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
     9.6   Applicable Law. . . . . . . . . . . . . . . . . . . . . . . . . .  15
     9.7   Persons Benefiting. . . . . . . . . . . . . . . . . . . . . . . .  15
     9.8   Counterparts. . . . . . . . . . . . . . . . . . . . . . . . . . .  15
     9.9   Amendments. . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
     9.10  Headings. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
     9.11  Entire Agreement. . . . . . . . . . . . . . . . . . . . . . . . .  16

10.  AGREEMENT REGARDING REGISTRATION RIGHTS . . . . . . . . . . . . . . . .  16


EXHIBIT A - Form of Warrant Certificate                                      A-1



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